Exhibit 32(b)
                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Quarterly Report on Form 10-Q of Alabama Power Company for the quarter ended September 30, 2003, we, the undersigned, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge and belief, that:

(1) such Quarterly Report on Form 10-Q of Alabama Power Company for the quarter ended September 30, 2003, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-Q of Alabama Power Company for the quarter ended September 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of Alabama Power Company.



                              /s/Charles D. McCrary
                               Charles D. McCrary
                      President and Chief Executive Officer



                           /s/William B. Hutchins, III
                            William B. Hutchins, III
                            Executive Vice President,
                      Chief Financial Officer and Treasurer

Date:  November 12, 2003